united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1616 N. Litchfield Rd., Suite 165, Goodyear, AZ 85395

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 623-266-4567

Date of fiscal year end: 11/30

Date of reporting period: 5/31/17

Item 1. Reports to Stockholders.

James Alpha Yorkville MLP Portfolio
Class A, C and I Shares

Semi-Annual Report
As Of May 31, 2017

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 4
Schedules of Investments	Page 7
Statements of Assets and Liabilities	Page 8
Statements of Operations	Page 9
Statements of Changes in Net Assets	Page 10
Financial Highlights	Page 12
Notes to Financials	Page 15
Supplemental Information	Page 21
Privacy Notice	Page 25

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
James S. Vitalie	Vice President
Michael J. Wagner	Chief Compliance Officer
Rose Anne Casaburri	Assistant Secretary
Aaron J. Smith	Assistant Treasurer

Investment Manager	Distributor
Saratoga Capital Management, LLC	Northern Lights Distributors, LLC
1616 N. Litchfield Rd., Suite 165	17605 Wright Street, Suite 2
Goodyear, Arizona 85395	Omaha, Nebraska 68130

Transfer & Shareholder Servicing Agent	Custodian
Gemini Fund Services, LLC	BNY Mellon Corp.
17605 Wright Street, Suite 2	225 Liberty Street
Omaha, Nebraska 68130	New York, New York 10286

Administrator & Fund Accounting Agent	Custody Administrator
Gemini Fund Services, LLC	Gemini Fund Services, LLC
80 Arkay Drive, Suite 110	80 Arkay Drive, Suite 110
Hauppauge, New York 11788	Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Semi-Annual Report to Shareholders

July 11, 2017

Dear Shareholder:

We are pleased to provide you with this semi-annual report on the investments and performance of the James Alpha Yorkville MLP Portfolio (the “Portfolio”), a portfolio in the Saratoga Advantage Trust (the “Trust”). This report covers the six months from December 1, 2016 through May 31, 2017.

We believe that successful investing requires discipline and patience. Try to stay focused on your long-term investment goals. Don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy.

ECONOMIC OVERVIEW

As measured by Real Gross Domestic Product (GDP), the value of the production of goods and services in the United States advanced by an annualized growth rate (AGR) of 1.4% during the first quarter of 2017; a decrease from the 2.1% AGR during the fourth quarter of 2016. The GDP has struggled to stay above 2% since September 2015. GDP in the U.S. is largely made up of Personal Consumption Expenditures (i.e., consumer spending). Within consumer spending, Saratoga analyzes the breakdown between Services, Durable Goods, and Nondurable Goods. First quarter GDP saw a leadership shift within Goods from Durables to Nondurables; while one quarter does not a trend make, a longer-term shift in this direction would be noteworthy. During its June 14, 2017 Federal Reserve Open Market Committee (the Committee) meeting, the Committee released the following statement, in part: “Information received since the Federal Open Market Committee met in May indicates that the labor market has continued to strengthen and that economic activity has been rising moderately so far this year. Job gains have moderated but have been solid, on average, and the unemployment rate has declined. Household spending has picked up in recent months, and business fixed investment has continued to expand. On a 12-month basis, inflation has declined recently and, like the measure excluding food and energy prices, is running somewhat below 2 percent... survey-based measures of longer-term inflation expectations are little changed, on balance. In view of realized and expected labor market conditions and inflation, the Committee decided to raise the target range for the federal funds rate to 1.00 - 1.25%. The stance of monetary policy remains accommodative, thereby supporting some further strengthening in labor market conditions and a sustained return to 2 percent inflation.”

Many economic statistics we track, both in terms of consumption (demand) and production (supply), are currently showing positive trends, suggesting we may be transitioning towards a sustainable expansionary stage of economic activity. Moderate expansionary environments generally mean that both production and consumption would be expected to continue pushing the economy forward, yields would potentially rise, and GDP could see moderate-to-robust growth.

COMPARING THE PORTFOLIO’S PERFORMANCE TO BENCHMARKS

Please note that benchmarks do not necessarily provide precise standards against which to measure the Portfolio, in that the characteristics of benchmarks can vary widely at different points in time from the Portfolio (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, etc.). In addition, benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmarks’ performance while funds that do not exist anymore may be removed from the benchmarks’ performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping. With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically. Choose one item or all items. It’s up to you. Please call our Customer Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, every day, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investments and performance of the Portfolio. Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.
Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully. This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully. To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate. Consequently, investors may receive back less than invested.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. Information contained herein was obtained from recognized statistical services and other sources believed to be reliable and we therefore cannot make any representation as to its completeness or accuracy. Any statements not of factual nature constitute opinions which are subject to change without notice. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA/SIPC. 8076-NLD-7/26/2017

INVESTMENT REVIEW

JAMES ALPHA YORKVILLE MLP PORTFOLIO

Advised by: James Alpha Advisors, LLC, New York, New York

Objective: The Portfolio seeks current income and secondarily capital appreciation.

Total Aggregate Return for the Period Ended May 31, 2017
	Six Months:	One Year:	Inception:
	12/1/16 – 5/31/17	6/1/16 – 5/31/17	3/31/15 – 5/31/17
Class A
With Sales Charge	-7.73%	6.36%	-15.77%
Without Sales Charge	-2.11%	12.82%	-13.44%
Class C
With Sales Charge	-3.55%	10.89%	-14.07%
Without Sales Charge	-2.60%	11.89%	-14.07%
Class I
Without Sales Charge	-2.12%	13.10%	-13.27%

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost. For more performance numbers current to the most recent month-end please call (800) 807-FUND. A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated March 31, 2017, is 3.57%, 4.26% and 3.31% for the A, C and I Classes, respectively, before any expense waivers or reimbursements. The Portfolio’s Manager has contractually agreed to waive its fees and/or absorb expenses (excluding certain expenses) of the Portfolio through March 31, 2018, to ensure the total net operating expense ratio does not exceed 2.24%, 2.99% and 1.99% for the A, C and I classes, respectively.

PORTFOLIO ADVISOR COMMENTARY

PORTFOLIO INVESTMENT STRATEGIES AND TECHNIQUES

The master limited partnerships (“MLPs”) in which the Portfolio will primarily invest include MLPs engaged in the transportation, storage and processing of natural resources, although the Portfolio may also invest in other types of MLPs that seek to take advantage of new regulation of investment vehicles. The Portfolio may also invest in securities of companies principally engaged in U.S. energy infrastructure. In constructing the investment universe, the Portfolio’s sub-adviser employs a bottom-up process that evaluates and ranks potential investments according to the sub-adviser’s analysis of each company’s financial statements, business model and competitive advantages. Investments are made in those companies that the Portfolio’s sub-adviser believes are trading at a fair price relative to intrinsic value and that present the best risk-reward opportunity relative to other potential investments.

PORTFOLIO ADVISER COMMENTARY

As oil prices have recovered, nearly doubling off their low, drilling activity continues to increase in the U.S., making frac sand producers prime beneficiaries of this cyclical rebound. This is evidenced by the growth in demand for frac sand, which is forecast to reach record levels. The equation for frac sand demand is simply the number of drilling rigs multiplied by sand intensity per well. Therefore, it is not surprising with rising rig counts and increasing sand intensity per well that the forecasts for frac sand demand are very bullish.

Rig counts are the primary macro driver of sand demand. Drilling rigs in the U.S. have more than doubled from their cyclical lows in May 2016. Rigs counts bottomed at 404 and are currently at 847, representing an increase of 110%. Increased drilling activity in the U.S. is fundamentally positive for frac sand demand.

The amount of frac sand used to complete each well is the micro driver of demand. This is known as sand intensity. Sand intensity is the number one factor behind higher production and greater recovery rates. As a result, sand intensity per well continued to rise even as oil prices collapsed during the Great Energy Recession of 2015. The average sand intensity has steadily increased from roughly 2,500 tons per well in 2012 to nearly 5,000 tons per well in 2016. This represented approximately a doubling in the amount of frac sand used per well. Increasing sand intensity is a secular trend that should continue as improving recovery rates drive down the cost of producing a barrel of oil.

INVESTMENT REVIEW(Continued)

Frac sand demand is rebounding. Industry wide sand demand peaked in 2014 slightly below 60 million tons per year. It bottomed in 2016 at roughly 35 million tons. Demand estimates center around 70 million tons for 2017 and around 100 million tons for 2018. On the higher end, the most bullish estimates see demand hitting 95 million tons in 2017 and 160 million tons in 2018. Sand demand is likely to reach a new all-time high in 2017.

Frac sand demand is in the early stages of a recovery. The macro and micro factors driving frac sand demand remain favorable. Rig counts continue to increase and sand intensity per well continues to grow. These cyclical and secular factors are combining to fundamentally drive demand for frac sand higher.

INVESTMENT REVIEW (Unaudited)

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA YORKVILLE MLP PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*
% of
Company	Net Assets
Antero Midstream Partners LP	7.5%
Targa Resources Corp.	7.5%
Phillips 66 Partners LP	7.2%
Emerge Energy Services LP	7.1%
Cheniere Energy, Inc.	6.9%
Dominion Midstream Partners LP	6.9%
Sanchez Production Partners LP	6.9%
MPLX LP	6.7%
Noble Midstream Partners LP	6.6%
Shell Midstream Partners LP	6.4%

*	Based on total net assets as of May 31, 2017.

Excludes short-term investments.

Portfolio Composition*

The Alerian MLP Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, which includes 50 prominent companies and captures approximately 75% of available market capitalization.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

SCHEDULE OF INVESTMENTS
JAMES ALPHA YORKVILLE MLP PORTFOLIO
May 31, 2017 (Unaudited)

Shares		Value
	COMMON STOCK - 99.8%
	MINING - 13.5%
41,240	Emerge Energy Services LP *	$447,042
30,680	Hi-Crush Partners LP *	400,374
		847,416
	OIL & GAS - 21.2%
13,590	Antero Midstream Partners LP	470,757
15,060	Dominion Energy Midstream Partners LP	431,469
31,134	Sanchez Production Partners LP	431,206
		1,333,432
	PIPELINES - 59.1%
10,240	Targa Resources Corp.	470,323
8,900	Cheniere Energy, Inc. *	433,608
25,010	Enable Midstream Partners LP	385,904
22,200	Energy Transfer Equity LP	378,288
15,795	Energy Transfer Partners LP	343,699
12,735	MPLX LP	420,892
9,080	Noble Midstream Partners LP	417,589
9,130	Phillips 66 Partners LP	452,118
13,570	Shell Midstream Partners LP	404,793
		3,707,214
	TRANSPORTATION - 6.0%
16,180	Golar LNG Ltd.	376,428

	TOTAL COMMON STOCK (Cost - $5,896,262)	6,264,490

	SHORT-TERM INVESTMENTS - 1.2%
73,077	Milestone Treasury Obligations Portfolio, Institutional Class
	(Cost - $73,077)	73,077

	TOTAL INVESTMENTS - 101.0% (Cost - $5,969,339) (a)	$6,337,567

	OTHER ASSETS AND LIABILITIES - (1.0)%	(62,424)

	NET ASSETS - 100.0%	$6,275,143

*	Non Income producing security

LP - Limited Partnership

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $5,969,339 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$706,964
Unrealized depreciation:	(338,736)
Net unrealized appreciation:	$368,228

STATEMENT OF ASSETS AND LIABILITIES
JAMES ALPHA YORKVILLE MLP PORTFOLIO (Unaudited)
May 31, 2017

Assets:
Investments, at cost		$5,969,339
Investments, at value		$6,337,567
Dividend and interest receivable		77
Receivable from manager		10,830
Deferred Tax Asset	511,804
Less: Valuation Allowance	(241,480)
Net Deferred Tax Asset		270,324
Receivable for Fund shares sold		12,000
Prepaid expenses and other assets		11,771
Total Assets		6,642,569

Liabilities:
Deferred Tax Liability		270,324
Supervisory fee payable		2,503
Payable for distribution (12b-1) fees		777
Custody fees payable		2,899
Trustee fees payable		254
Accrued expenses and other liabilities		90,669
Total Liabilities		367,426

Net Assets		$6,275,143

Net Assets:
Paid in capital		$7,165,820
Undistributed net investment (loss)		(301,050)
Accumulated net realized (loss) from investments		(375,284)
Net unrealized appreciation on investments		(214,343)
Net Assets		$6,275,143

Net Asset Value Per Share
Class I
Net Assets		$4,401,728
Shares of beneficial interest outstanding		654,112
Net asset value/offering price per share (a)		$6.73

Class A
Net Assets		$904,341
Shares of beneficial interest outstanding		134,406
Net asset value (a)		$6.73
Offering price per share (maximum sales charge of 5.75%)		$7.14

Class C
Net Assets		$969,074
Shares of beneficial interest outstanding		144,400
Net asset value/offering price per share (b)		$6.71

(a)	Redemption price per share. The Portfolio will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

(b)	Redemption price per C share varies based on length of time shares are held. The Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

STATEMENT OF OPERATIONS
JAMES ALPHA YORKVILLE MLP PORTFOLIO (Unaudited)
For Six Months Ended May 31, 2017

Investment Income:
Dividend income	$169,193
Interest income	603
Less: Return of Capital	(157,862)
Total Investment Income	11,934

Operating Expenses:
Investment advisory fees	43,453
Supervisory fees	7,480
Distribution (12b-1) fees:
Class A Shares	1,857
Class C Shares	5,197
Audit and tax fees	42,732
Registration fees	12,673
Administration services fees	9,218
Custodian fees	4,224
Non 12b-1 fees shareholder servicing	2,501
Printing and postage expenses	1,745
Tax expense	1,100
Legal fees	1,003
Trustees’ fees and expenses	917
Compliance officer fees	592
Insurance expense	200
Total Operating Expenses	134,892
Less: Fees waived/expense reimbursed by the Adviser	(46,977)
Net Operating Expenses	87,915

Net Investment Loss Before Taxes	(75,981)
Deferred Income Tax Expense	(1,505)
Net Investment Loss	(77,486)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	752,414
Deferred Income Tax Benefit	270,724
1,023,138
Net change in unrealized appreciation of:
Investments	(706,120)
Deferred Income Tax Expense	(269,219)
(975,339)

Net Realized and Unrealized Gain on Investments	47,799

Net Decrease in Net Assets Resulting From Operations	$(29,687)

STATEMENT OF CHANGES IN NET ASSETS
JAMES ALPHA YORKVILLE MLP PORTFOLIO

	Six Months Ended	Year Ended
	May 31, 2017	November 30, 2016
Operations:	(Unaudited)
Net investment Loss	$(77,486)	$(146,269)
Net realized loss from investments	1,023,138	(890,823)
Net change in unrealized appreciation/(depreciation) on investments	(975,339)	2,483,830
Net increase/(decrease) in net assets resulting from operations	(29,687)	1,446,738

Distributions to Shareholders:
From Return of Capital
Class I	(125,163)	(150,302)
Class A	(43,956)	(133,928)
Class C	(22,692)	(28,941)
Total Dividends and Distributions to Shareholders	(191,811)	(313,171)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class I	499,923	1,524,044
Class A	370,791	1,563,216
Class C	221,694	400,135
Reinvestment of dividends and distributions
Class I	120,902	149,795
Class A	37,984	121,877
Class C	18,097	21,359
Redemption fee proceeds
Class I	599	32
Class A	133	24
Class C	131	7
Cost for shares redeemed
Class I	(58,016)	(1,424,177)
Class A	(2,857,564)	(1,661,313)
Class C	(172,353)	(268,140)
Net increase in net assets from shares transactions of beneficial interest	(1,817,679)	426,859

Total Increase in Net Assets	(2,039,177)	1,560,426

Net Assets:
Beginning of Period	8,314,320	6,753,894
End of Period *	$6,275,143	$8,314,320
* Includes undistributed net investment loss at end of period	$(301,050)	$3,302

STATEMENT OF CHANGES IN NET ASSETS (Continued)
JAMES ALPHA YORKVILLE MLP PORTFOLIO

	Six Months Ended	Year Ended
	May 31, 2017	November 30, 2016
Share Activity:	(Unaudited)
Class I
Shares Sold	65,109	531,590
Shares Redeemed	(7,833)	—
Shares Reinvested from Dividends	16,260	8,297
Net increase shares of beneficial interest outstanding	73,536	539,887
Class A
Shares Sold	48,508	377,351
Shares Redeemed	(379,589)	(387)
Shares Reinvested from Dividends	5,134	1,026
Net increase (decrease) shares of beneficial interest outstanding	(325,947)	377,990
Class C
Shares Sold	29,384	115,282
Shares Redeemed	(23,841)	(3,764)
Shares Reinvested from Dividends	2,436	422
Net increase shares of beneficial interest outstanding	7,979	111,940

FINANCIAL HIGHLIGHTS
JAMES ALPHA YORKVILLE MLP PORTFOLIO

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods

	Class I
	Six Months Ended		Year Ended	Period Ended
	May 31,		November 30,	November 30,
	2017		2016	2015 (1)
	(Unaudited)

Net Asset Value, Beginning of Period	$7.07		$6.56	$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.07)		(0.11)	(0.12)
Net realized and unrealized gain/loss on investments	(0.07)		0.89	(3.22)
Total from investment operations	(0.14)		0.78	(3.34)
Dividends and Distributions:
Distributions from return of capital	(0.20)		(0.27)	(0.10)
Total dividends and distributions	(0.20)		(0.27)	(0.10)
Redemption Fees	—	*	— *	—	*
Net Asset Value, End of Period	$6.73		$7.07	$6.56
Total Return (3)	(2.12	)% (4)	12.61%	(33.37	)% (4)
Ratios and Supplemental Data:
Net assets, at end of period (000s)	$4,402		$4,102	$3,542
Ratio of gross expenses to average net assets including income tax expenses	3.53	% (5)	3.30%	3.91	% (5)
Ratio of gross expenses to average net assets excluding income tax expenses	3.50	% (5)	3.28%	3.91	% (5)
Ratio of net expenses to average net assets including income tax expenses (6)	2.21	% (5)	2.53%	2.50	% (5)
Ratio of net expenses to average net assets before income tax expenses (6)	2.18	% (5)	2.50%	2.50	% (5)
Ratio of Income Tax Expense (7)	0.03	% (5)	0.02%	0.00	% (5)
Ratio of net investment loss to average net assets (6)	(1.90	)% (5)	(1.78)%	(2.04	)% (5)
Portfolio Turnover Rate	45	% (4)	101%	17	% (4)

(1)	The James Alpha Yorkville MLP Portfolio commenced operations on March 31, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower.

(4)	Not Annualized.

(5)	Annualized.

(6)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by adviser.

(7)	Deferred tax expense estimate is derived from the net investment loss, and realized and unrealized gain/loss.

*	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS
JAMES ALPHA YORKVILLE MLP PORTFOLIO

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods

	Class A
	Six Months Ended		Year Ended	Period Ended
	May 31,		November 30,	November 30,
	2017		2016	2015 (1)
	(Unaudited)

Net Asset Value, Beginning of Period	$7.06		$6.56	$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.08)		(0.12)	(0.10)
Net realized and unrealized gain/loss on investments	(0.06)		0.88	(3.24)
Total from investment operations	(0.14)		0.76	(3.34)
Dividends and Distributions:
Distributions from return of capital	(0.19)		(0.26)	(0.10)
Total dividends and distributions	(0.19)		(0.26)	(0.10)
Redemption Fees	—	*	— *	—	*
Net Asset Value, End of Period	$6.73		$7.06	$6.56
Total Return (3)	(2.11	)% (4)	12.21%	(33.41	)% (4)
Ratios and Supplemental Data:
Net assets, at end of period (000s)	$904		$3,250	$2,479
Ratio of gross expenses to average net assets including income tax expenses	3.68	% (5)	3.56%	4.16	% (5)
Ratio of gross expenses to average net assets excluding income tax expenses	3.65	% (5)	3.54%	4.16	% (5)
Ratio of net expenses to average net assets including income tax expenses (6)	2.47	% (5)	2.78%	2.75	% (5)
Ratio of net expenses to average net assets before income tax expenses (6)	2.44	% (5)	2.75%	2.75	% (5)
Ratio of Income Tax Expense (7)	0.03	% (5)	0.02%	0.00	% (5)
Ratio of net investment loss to average net assets (6)	(2.27	)% (5)	(2.06)%	(2.03	)% (5)
Portfolio Turnover Rate	45	% (4)	101%	17	% (4)

(1)	The James Alpha Yorkville MLP Portfolio commenced operations on March 31, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower.

(4)	Not Annualized.

(5)	Annualized.

(6)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by adviser.

(7)	Deferred tax expense estimate is derived from the net investment loss, and realized and unrealized gain/loss.

*	Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS
JAMES ALPHA YORKVILLE MLP PORTFOLIO

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Periods

	Class C
	Six Months Ended		Year Ended	Period Ended
	May 31,		November 30,	November 30,
	2017		2016	2015 (1)
	(Unaudited)

Net Asset Value, Beginning of Period	$7.05		$6.55	$10.00
Income (Loss) from Investment Operations:
Net investment loss (2)	(0.11)		(0.17)	(0.15)
Net realized and unrealized gain/loss on investments	(0.07)		0.88	(3.22)
Total from investment operations	(0.18)		0.71	(3.37)
Dividends and Distributions:
Distributions from return of capital	(0.16)		(0.21)	(0.08)
Total dividends and distributions	(0.16)		(0.21)	(0.08)
Redemption Fees	—	*	— *	—	*
Net Asset Value, End of Period	$6.71		$7.05	$6.55
Total Return (3)	(2.60	)% (4)	11.47%	(33.69	)% (4)
Ratios and Supplemental Data:
Net assets, at end of period (000s)	$969		$961	$733
Ratio of gross expenses to average net assets including income tax expenses	4.53	% (5)	4.25%	4.91	% (5)
Ratio of gross expenses to average net assets excluding income tax expenses	4.50	% (5)	4.23%	4.91	% (5)
Ratio of net expenses to average net assets including income tax expenses (6)	3.21	% (5)	3.47%	3.50	% (5)
Ratio of net expenses to average net assets before income tax expenses (6)	3.18	% (5)	3.45%	3.50	% (5)
Ratio of Income Tax Expense (7)	0.03	% (5)	0.02%	0.00	% (5)
Ratio of net investment loss to average net assets (6)	(2.90	)% (5)	(2.73)%	(2.97	)% (5)
Portfolio Turnover Rate	45	% (4)	101%	17	% (4)

(1)	The James Alpha Yorkville MLP Portfolio commenced operations on March 31, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees. If the Adviser did not reimburse/waive a portion of the Fund’s expenses, total return would have been lower.

(4)	Not Annualized.

(5)	Annualized.

(6)	Represents the ratio of expenses to average net assets net of fee waivers and/or expense reimbursements by adviser.

(7)	Deferred tax expense estimate is derived from the net investment loss, and realized and unrealized gain/loss.

*	Per share amount represents less than $0.01 per share.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31, 2017 (Unaudited)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of twenty-four portfolios. Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. The James Alpha Yorkville MLP Portfolio (the “Portfolio”) is managed by James Alpha Advisors, LLC (“James Alpha”). James Alpha serves as Adviser to the Portfolio; Yorkville Capital Management (“Yorkville”) serves as Sub-Adviser to the Portfolio. Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC. Northern Lights Distributors, LLC (the “Distributor”) is the Trust’s Distributor, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.

The Portfolio is a non-diversified portfolio that seeks current income and secondarily capital appreciation. Currently, the Portfolio offers Class A, Class C and Class I shares. Each class represents an interest in the same assets of the Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolio charges a 2% fee on the value of shares that are redeemed within 30 days of purchase. Such fees are paid directly to the Portfolio from which the redemption is made. Please see the Trust’s prospectus for additional details.

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

(a) Valuation of Investments

Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). If there are no such reported sales, the securities are valued at the last quoted mean price. Short-term debt securities having a remaining maturity of sixty days or less may be valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. There is no single standard for determining the fair value of such securities. Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security.

Master Limited Partnerships (“MLPs”). Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of MLPs.

MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Portfolio, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Portfolio has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Portfolio sold its investment in the MLP.

Concentration Risk. Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of MLPs. MLPs are subject to certain risks, such as supply and demand risk, depletion and exploration risk, commodity pricing risk, acquisition risk, and the risk associated with the hazards inherent in midstream energy industry activities. A substantial portion of the cash flow received by the Portfolio is derived from investment in equity securities of MLPs. The amount of cash that a MLP has available for distributions, and the tax character of such distributions, are dependent upon the amount of cash generated by the MLP’s operations.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31, 2017(Unaudited) (Continued)

MLP Tax Risk. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Portfolio were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in the Portfolio and lower income.

The Portfolio utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of May 31, 2017, for the Portfolio’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$6,264,490	$—	$—	$6,264,490
Short-Term Investments	73,077	—	—	73,077
Total	$6,337,567	$—	$—	$6,337,567

The Portfolio did not hold any Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented.

It is the Portfolio’s policy to recognize transfers into and out of Levels at the end of the reporting period.

* Refer to the Schedules of Investments for industry classifications.

(b) Income Taxes

The Portfolio, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Portfolio intends to invest its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Portfolio reports its allocable share of the MLP’s taxable income in computing its own taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 34%. The Portfolio may be subject to a 20% alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. The Portfolio does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code.

The Portfolio may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income and any return of capital allocable to MLP units held in its portfolio, and to estimate its associated deferred tax liability or asset. Such estimates are made in good faith. From time to time, as new information becomes available, the Portfolio will modify its estimates or assumptions regarding its tax liability or asset.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31, 2017(Unaudited) (Continued)

The Portfolio income tax expense/ (benefit) for the year ended May 31, 2017, consists of the following:

	Current	Deferred	Total
	Expense	Expense/(Benefit)	Expense/(Benefit)

Federal	$0	$0	$0
State	1,100	0	1,100
Total	$1,100	$0	$1,100

The Portfolio’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/ (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards.

The Portfolio is currently using an estimated rate of 34% for federal tax and 1.98% for state and local tax, net of federal tax benefit. Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate to net investment income/(loss) and net realized and unrealized gain/(loss) on investments before taxes as follows:

	For the Six months Ended
	May 31, 2017
	Amount	Rate
Income Tax Expense/(Benefit) at Statutory Rate	$(10,094)	34.00%
State Tax Expense/(Benefit) (net of federal)	512	(1.72%)
Valuation Allowance	10,286	(35.98%)
Net Income Tax Expense/(Benefit)	$1,100	(3.70%)

Components of the Portfolio’s deferred tax assets and liabilities are as follows:

	For the Year Ended May 31, 2017
Deferred Tax Assets
Investment Basis Differences	—
Capital Losses	46,627
Net Operating Loss	465,177
Total Deferred Tax Assets		511,804
Deferred Tax Liabilities
Prepaid Expenses	(3,931)
Investment Basis Differences	(133,902)
Unrealized Gain on Investments	(132,491)
Total Deferred Tax Liability		(270,324)
Deferred Tax Asset, Net		241,480
Valuation Allowance		(241,480)
Net		—

Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Portfolio has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. The Portfolio has recorded a full valuation allowance on the net deferred tax asset at May 31, 2017. This determination was made based on historic losses and the inability to predict future income. If the Portfolio were to liquidate at May 31, 2017, the net unrealized loss would expire unutilized. As new information becomes available, the Portfolio will modify its estimates or assumptions regarding the deferred tax asset.

The Portfolio files income tax returns in the U.S. federal jurisdiction and various states. Tax years (2015, 2016 and 2017) remain open and subject to examination by tax jurisdictions. The Portfolio has reviewed all major jurisdictions and concluded that there is

NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31, 2017(Unaudited) (Continued)

no significant impact on the Portfolio’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions expected to be taken on its tax returns. Furthermore, management of the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefit will significantly change in the next 12 months.

As of May 31, 2017, the Portfolio had the following net operating loss:

	Origination	Amount	Expiration
Net Operating Gain (Loss)	11/30/2015	$(89,537)	11/30/2035
	11/30/2016	(542,246)	11/30/2036
Total	5/31/2017	(659,965)	11/30/2037
		(1,291,748)

(c) Security Transactions and Other Income

Security transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(d) Dividends and Distributions

Dividends from net investment income are declared and distributed quarterly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio. Depreciation or other cost recovery deductions passed through to the Portfolio from investments in MLPs taxed as partnerships in a given year generally will reduce the Portfolio’s taxable income (and earnings and profits), but those deductions may be recaptured in the Portfolio’s taxable income (and earnings and profits) in subsequent years when the MLPs dispose of their assets or when the Portfolio disposes of its interests in the MLPs. When deductions are recaptured, distributions to the Portfolio’s shareholders may be taxable, even though the shareholders at the time of the distribution might not have held shares in the Portfolio at the time the deductions were taken by the Portfolio, and even though the Portfolio’s shareholders at the time of the distribution will not have corresponding economic gain on their shares at the time of the distribution.

Distributions received from the Portfolio’s investments in MLPs generally are comprised of income and return of capital. The Portfolio records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

(e) Allocation of Expenses

Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to the Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

(f) Indemnification

The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31, 2017(Unaudited) (Continued)

2.	MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH RELATED PARTIES

(a) The management fees are payable to James Alpha monthly by the Portfolio and are computed and accrued daily at an annual rate of 1.20% of the Portfolio’s average daily net assets. The Manager receives an annual supervision fee which is the greater of 0.10% of the Portfolio’s average daily net assets decreasing at various asset levels or a minimum of $15,000 from the Portfolio annually paid out monthly.

The Trust and James Alpha, on behalf of the Portfolio, have entered into an Excess Expense Agreement (the “Expense Agreement”). In connection with the Expense Agreement, James Alpha is currently waiving all or a portion of its management fees and/or assuming certain other operating expenses (excluding front-end and contingent deferred sales loads, taxes (including deferred tax expense), leverage, interest, dividend and interest expenses on short sales, brokerage commissions, expenses incurred in connection with any merger, reorganization or liquidation, extraordinary or non-routine expenses and Acquired Fund Fees and Expenses) of the Portfolio in order to maintain the expense ratios of each class of the Portfolio at or below predetermined levels (each an “Expense Cap”). The annual expense caps in effect at May 31, 2017, for the Portfolio were: 2.24%, 2.99% and 1.99% for Class A, C and I shares, respectively. Prior to February 7, 2017, the annual expense caps in effect were 2.75%, 3.50% and 2.50%, for Class A, C and I shares, respectively. Under the terms of the Expense Agreement, expenses borne by James Alpha are subject to reimbursement for up to three years from the end of the fiscal year the fees or expenses were incurred. No reimbursement will be made if it would result in the portfolio exceeding its Expense Cap. The Expense Agreement with James Alpha shall continue through March 31, 2018. As of November 30, 2016, James Alpha has waived/reimbursed $51,842 and $56,482 in expenses which may be reimbursed to James Alpha by no later than November 30, 2018 and November 30, 2019, respectively.

(b) The Distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Portfolio has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A and C shares of the Portfolio. The Plan provides that the Portfolio will pay the Distributor or other entities, including the Manager and James Alpha, a fee, which is accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of the Portfolio’s Class C shares. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager and James Alpha or other entities for providing support services. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The aggregate of such service fee payments will not exceed 0.25% of average daily net assets.

Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class C shares are offered subject to a CDSC of 1.00%. Class I shares are offered at net asset value.

For the six months ended May 31, 2017, the Distributor received $12,853 and $2,113 in sales charges on sales of the Portfolio’s Class A shares and Class C shares, respectively, of the amounts collected $2,008 and $164 was retained by the Distributor for Class A and Class C shares, respectively.

(c) Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor provides administrative, fund accounting and transfer agency services to the Portfolio pursuant to agreements with the Trust, for which it receives from the Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement.

In addition, certain affiliates of the Distributor provide services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolio.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolio.

Certain officers of GFS and NLCS are also officers of the Trust.

NOTES TO FINANCIAL STATEMENTS
Six Months Ended May 31, 2017(Unaudited) (Continued)

3.	INVESTMENT TRANSACTIONS

For the six months ended May 31, 2017, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolio, was $3,229,235 in purchases and $4,783,212 in sales.

4.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates a presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act. As of May 31, 2017, Denis Nayden owns 50.6% and Kevin Greene owns 34.6% of the I shares, LPL Financial owns 29.6% of class C shares and Charles Schwab owns 70.81% of class A.

5.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

6.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure to the financial statements.

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from December 1, 2016, through May 31, 2017.

Actual Expenses: The table provides information about actual account values and actual expenses. The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period. Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

					Hypothetical
			Actual		(5% return before expenses)

		Beginning		Expenses	Ending	Expenses
	Fund’s	Account	Ending	Paid During	Account	Paid During
	Annualized	Value	Account Value	Period*	Value	Period*
	Expense Ratio	12/1/16	5/31/17	12/1/16 – 5/31/17	5/31/17	12/1/16 – 5/31/17
James Alpha Yorkville MLP Portfolio:
Class I	2.18%	$1,000.00	$978.80	$10.75	$1,014.06	$10.95
Class A	2.44%	$1,000.00	$978.90	$12.04	$1,012.76	$12.24
Class C	3.18%	$1,000.00	$974.00	$15.65	$1,009.08	$15.93

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six-month period ended May 31, 2017 (182) divided by the number of days in the fiscal year (365).

Board of Trustees (the “Board”) Meeting of April 11 and 12, 2017

The Independent Trustees discussed the information received respecting (i) the nature, quality and scope of services provided by James Alpha Advisors, LLC (“James Alpha”), and Yorkville Capital Management, LLC (“Yorkville”); (ii) the investment performance of the James Alpha Yorkville MLP Portfolio (the “Portfolio”) relative to comparable funds; (iii) the costs of services provided and profits realized by James Alpha; (iv) fees and expenses relative to other comparable funds; (v) the extent to which economies of scale are realized as the Portfolio grows and whether fee levels appropriately reflect economies of scale; and (vi) benefits realized by James Alpha from its relationship with the Portfolio.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

Nature, Quality and Scope of Services

The Board evaluated the nature, quality and scope of services provided by James Alpha and concluded that the nature and extent of the services provided by James Alpha to the Portfolio were necessary and appropriate for the conduct of the business and investment activities of the Portfolio. The Trustees also concluded that the overall quality of services provided by James Alpha was satisfactory.

The Trustees also evaluated the nature, scope and quality of the services provided by Yorkville to the Portfolio. The Board concluded that the nature, scope and quality of the services provided by Yorkville was satisfactory.

Comparative Performance

The performance of each of the Portfolio was compared to a Morningstar Index of funds with investment objectives similar to that of the Portfolio (the “benchmark”). The Trustees noted that the Portfolio commenced operations on March 31, 2015 and that since then through February 28, 2017 the Portfolio had underperformed its benchmark. The Trustees noted the high volatility of the asset class, the small size of the Portfolio relative to other funds in the Benchmark and the specialized focus of the Adviser in the MLP space. Upon consideration of all factors they considered relevant, the Trustees concluded that the performance of the Adviser was acceptable.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for the Portfolio and noted that the fee rate for the Portfolio was higher than the average of comparable funds.

The Trustees noted that the Portfolio was considerably smaller than many of the funds in the comparison group and considered the adverse impact of the relatively small size of the Portfolio on the costs and profitability of James Alpha. The Trustees also noted that expense caps are in effect for the Portfolio and evaluated the impact of these expense caps on the net fees received by James Alpha. The Trustees concluded, based on the foregoing, that the Management Fee rate of the Portfolio was not excessive relative to comparable funds.

The Trustees also evaluated the reasonableness of the fee split between James Alpha and Yorkville. In this regard, they considered the nature and scope of the services provided by James Alpha, including (i) ongoing monitoring of portfolio performance, (ii) supervision of outside service providers, (iii) responding to questions from brokers and investment advisers, and (iv) research of investment advisers and potential replacement advisers to present to the Trustees for their consideration.

Economies of Scale

The Trustees determined that, at its current size, the Portfolio does not enjoy the benefits of economies of scale.

Profitability of Investment Manager

The Trustees reviewed the profitability data that had been provided by James Alpha. The Trustees noted that the provision of services under the Management Agreement had resulted in a loss to James Alpha. The Trustees considered the financial viability of James Alpha and its ability to continue to provide high quality services and concluded that James Alpha continues to be capable of and committed to providing high quality services.

Other Benefits

The Trustees considered the benefits obtained by James Alpha and Yorkville from their relationship with the Trust. They noted, in this regard, that Yorkville has soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services. The Trustees noted that the research services obtained may enhance the ability of Yorkville to provide quality services to the Portfolio.

Conclusion

Based on the foregoing and such other factors as they deemed relevant, the Independent Trustees determined that continuation of the Management Agreement with James Alpha and the Advisory Agreement with Yorkville are in the best interests of the Portfolio and its shareholders.

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and wire transfer instructions

● account transactions and transaction history

● investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or deposit money

●    direct us to buy securities or direct us to sell your securities

●    seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

●    State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent twelve month period ended June 30, as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics. Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert. Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services. Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of May 31, 2016, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Saratoga Advantage Trust

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 8/10/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Jonathan W. Ventimiglia

Jonathan W. Ventimiglia, Vice President, Assistant Secretary, Treasurer and Chief Financial Officer

Date 8/10/17

By (Signature and Title)

* /s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date 8/10/17

* Print the name and title of each signing officer under his or her signature.